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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 28, 1997



                   AUTOLOGIC INFORMATION INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)




         Delaware                       0-3223                 13-3855697
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(State or other jurisdiction         (Commission              (IRS Employer
    or incorporation)                File Number)           Identification No.)




1050 Rancho Conejo Boulevard, Thousand Oaks, California             91320
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     (Address of principal executive offices)                    (Zip Code)




                                 (805) 498-9611
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              (Registrant's telephone number, including area code)




                                 Not Applicable
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         (Former name or former address, if changed since last report.)
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Item 5.  Other Events.

         On February 28, 1997, Dennis Doolittle was elected President of the Company, following the resignation of Alden Edwards. Mr. Doolittle's responsibilities as President will be in addition to his present role as Vice Chairman and Chief Operating Officer. Mr. Edwards will remain on the Board of Directors of the Company. The forgoing was related in a press released dated March 3, 1997, a copy of which is attached to this report as Exhibit 99.01.

Item 7.  Financial Statements and Exhibits.
         (a)  Financial statements of businesses acquired:  Not Applicable.
         (b)  Pro Forma financial information:  Not Applicable.
         (c)  Exhibits: 99.01. The Company's press release dated March 3, 1997.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Autologic Information International, Inc.
                                     -----------------------------------------
                                                   (Registrant)


Date:  March 14, 1997                By: /s/ Anthony Marrelli
                                        -----------------------------------
                                        (Signature)
                                        Anthony Marrelli
                                        Chief Financial Officer